CUSIP NO.                                                 PRINCIPAL AMOUNT:

REGISTERED NO.

                               GENERAL MILLS, INC.


                    MEDIUM-TERM FLOATING RATE NOTE, SERIES F

                   Due Nine Months or more From Date of Issue


/ /   Check box if the Note is a Global Note.

      Applicable if the Note is a Global Note:

      [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

      This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]

ORIGINAL ISSUE DATE:         INITIAL INTEREST RATE:    MATURITY DATE:
INTEREST RATE BASIS:         INDEX MATURITY:           SPECIFIED CURRENCY
                                                       (if other than
                                                       U.S. dollars):

REDEEMABLE ON OR AFTER
(AT OPTION OF COMPANY):      SPREAD MULTIPLIER         SPREAD:  +
                                                                -

MAXIMUM INTEREST RATE:       MINIMUM INTEREST RATE:    INTEREST PAYMENT PERIOD:


EXCHANGE RATE AGENT:         INITIAL REDEMPTION        INTEREST RATE RESET
(Only applicable if          PERCENTAGE:               PERIOD:
Specified Currency is
other than U.S. Dollars)

CALCULATION AGENT:                                     DEPOSITARY:
                                                       (Only applicable if this
                                                       is a Global Note)

INITIAL DATE ON WHICH THE NOTE
IS REPAYABLE AT THE OPTION OF
THE HOLDER:

INITIAL REPAYMENT PERCENTAGE                           SINKING FUND:



ANNUAL REPAYMENT PERCENTAGE
REDUCTION:



INTEREST PAYMENT DATES:                                ANNUAL REDEMPTION
                                                       PERCENTAGE REDUCTION:

INTEREST CALCULATION DATES:                            AUTHORIZED DENOMINATIONS:
                                                       (Only applicable if
                                                       Specified Currency is
                                                       other than U.S. dollars)

INTEREST DETERMINATION DATES:                          OTHER TERMS:


      GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to
________________________________________________________________, or registered assigns, the principal sum of
___________________________________________________ on the maturity date shown above, or if such date is not a Business Day, the next succeeding Business Day (the "Maturity Date"), in the currency specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period," on the Interest Payment Dates specified above, commencing with the first Interest Payment Date specified above following the

Original Issue Date specified above, and on the Maturity Date or date of redemption or repayment, if any, on said principal sum, in like currency, at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereinbelow under the heading "Determination of Interest Rate Per Annum for Commercial Paper Rate Notes," "Determination of Interest Rate Per Annum for Prime Rate Notes," "Determination of Interest Rate Per Annum for LIBOR Notes," "Determination of Interest Rate Per Annum for Treasury Rate Notes," "Determination of Interest Rate Per Annum for CD Rate Notes," "Determination of Interest Rate Per Annum for Federal Funds Rate Notes," or Determination of Interest Rate Per Annum for CMT Rate Notes depending upon whether the Interest Rate Basis is the Commercial Paper Rate, Prime Rate, LIBOR, Treasury Rate, CD Rate, Federal Funds Rate or CMT Rate, as specified above; PROVIDED, HOWEVER, that if any Interest Payment Date specified above would otherwise fall on a day that is not a Business Day (as defined herein), such Interest Payment Date will be the following day that is a Business Day, except that in the event that the Interest Rate Basis for this Note is LIBOR, if such day falls in the next calendar month, such Interest Payment Date will be the next preceding day that is a Business Day; PROVIDED, FURTHER, that the Company will make such payments in respect of non-U.S. dollar denominated Notes in the Specified Currency indicated above in amounts determined as set forth hereinbelow; PROVIDED, HOWEVER, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars
(i) at the election of the holder as provided herein and (ii) at the election of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as provided herein. Interest on this Note shall accrue (a) if the rate at which interest on this Note is payable shall be adjusted monthly, quarterly, semi-annually or annually, as specified above under "Interest Rate Reset Period" and as determined in accordance with the provisions hereinbelow, from the Interest Payment Date next preceding the date of this Note to which interest has been paid, unless the date hereof is an Interest Payment Date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on this Note, in which case from the Original Issue Date specified above, until payment of said principal sum has been made or duly provided for or (b) if the rate at which interest on this Note is payable shall be adjusted daily or weekly, as specified above under "Interest Rate Reset Period" and as determined in accordance with the provisions hereinbelow, from the Record Date (as defined herein) next preceding the date of this Note through which interest has been paid, unless the date hereof is a Record Date through which interest has been paid, in which case from the day after the date of this Note, or unless no interest has been paid on this Note, in which case from the Original Issue Date specified above, until payment of said principal sum has been made or duly provided for; PROVIDED, HOWEVER, that if the Original Issue Date is after any Record Date preceding any Interest Payment Date and before such Interest Payment Date, interest on this Note shall accrue from such Interest Payment Date unless the rate at which interest on this Note is payable shall be adjusted daily or weekly, as provided above under "Interest Rate Reset Period" and as determined in accordance with the provisions hereinbelow, in which case interest on this Note shall accrue from such Record Date, or, in either case, if no interest has been paid on this Note, from the Original Issue Date specified above; PROVIDED, FURTHER, that if the Company shall default in the payment of interest due on any Interest Payment Date, then interest on this Note shall accrue from the next preceding Interest Payment Date or Record Date, as the case may be, to which interest has been paid, or, if no interest has been paid on this Note, from the Original Issue Date specified above.

      The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date (each such date a "Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close, (b) in the event that the Interest Rate Basis for this Note is LIBOR, a London Business Day and (c) in the event that this Note is denominated in a Specified Currency other than U.S. dollars, not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in

--------------------------------------------------------,
(Principal Financial Center of Country of Specified Currency)

(or, if this Note is denominated in euros, "Business Day" shall not include any day that is a non-euro clearing day as determined by the Euro Banking Association in Paris or a day on which the trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is not open for business). "London Business Day" shall mean (i) if the Specified Currency is other than euros, any day on which dealings in such Specified Currency are transacted in the London interbank market or (ii) if the Specified Currency is euro, any day that does not appear as a euro non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or a day so designated by the Euro Banking Association) or, if euro non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in euro cannot be settled in the international interbank market.

      Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the holder hereof on the Maturity Date or a redemption or repayment date, if any) to be made in U.S. dollars will be made by check mailed to the person entitled thereto at the holder's last address as it appears on the registry books of the Company or by wire transfer to such account as may have been appropriately designated by such holder as set forth herein. Payment of the principal of, premium, if any, and interest, if any, on this Note due to the holder hereof at maturity or upon earlier redemption or repayment to be made in U.S. dollars will be made, in immediately available funds, upon presentation of this Note at the Corporate Trust Office of U.S. Bank Trust National Association in the City of Chicago, Illinois or its agency in the Borough of Manhattan, The City of New York.

      Payments of interest to be made in a currency or currency unit other than U.S. dollars (other than interest on this Note due to the holder hereof on the Maturity Date or date of redemption or repayment, if any) will be paid by wire transfer of immediately available funds to a designated account maintained in ______________________________ or other jurisdiction acceptable to the (Country of Specified Currency)
Company and the Trustee as shall have been designated at least 5 Business Days prior to the Interest Payment Date by the registered holder of this Note on the relevant Record Date. Payment in a currency, or currency unit, other than U.S. dollars, of the principal and premium and interest, if any, on this Note due to the holder hereof at maturity or upon any earlier redemption or repayment will be made by wire transfer of immediately available funds to a designated account maintained in ______________________________, or other jurisdiction acceptable
              (Country of Specified Currency)
to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Stated Maturity by the registered holder of this Note at maturity, provided that this Note is presented for surrender to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

      Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office or agency in The City of New York or the City of Chicago, Illinois and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth day preceding the Maturity Date or applicable date of redemption or repayment, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such holder.

      The holder of any Note denominated in a Specified Currency other than U.S. dollars may elect to receive payments in U.S. dollars by transmitting a written request for such payment to the principal office of the paying agent (the "Paying Agent") under the Indenture on or prior to the Record Date immediately preceding any Interest Payment Date or at least fifteen calendar days prior to the Maturity Date or date of redemption or repayment, if applicable. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. The holder of any such Note may elect to receive payment in U.S. dollars for all principal, premium and interest payments and need not file a separate election for each payment. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or applicable date of redemption or repayment.

      If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 5 Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder or holders of this Note in respect of which payments are made.

      If the principal of (and premium, if any) or interest on this Note is payable in other than U.S. dollars and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.

      Any payment on this Note due on any day which is not a Business Day in The City of New York (or if this Note is denominated in other than U.S. dollars, which is not a Business Day in the country issuing the Specified Currency (or, if this Note is denominated in euros, "Business Day" shall not include any day that is a euro non-clearing day as determined by the Euro Banking Association in Paris or a day on which the TARGET System, or any successor system is not open for business)) need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date.

      Additional provisions of this Note are contained following the signature lines and Certificate of Authentication hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.
      This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to hereinbelow.

      IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION             GENERAL MILLS, INC.
This is one of the series
designated therein referred to in
the within-mentioned Indenture.                     By:
                                                       ------------------------
                                                                 [name]
                                                                 [title]

U.S. BANK TRUST NATIONAL ASSOCIATION, f.k.a.
FIRST TRUST OF ILLINOIS, NATIONAL
   ASSOCIATION, as Trustee

                                                    Attest:
                                                           --------------------
  By:
     ----------------------------------------
               Authorized Officer                           Assistant Secretary

             OR

---------------------------------------------                      [SEAL]
as Authenticating Agent for the Trustee


  By:
     ----------------------------------------
               Authorized Officer

                               GENERAL MILLS, INC.


                    MEDIUM-TERM FLOATING RATE NOTE, SERIES F

                   Due Nine Months or more From Date of Issue


      This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the "Debt Securities"), all issued or to be issued under and pursuant to an indenture dated as of February 1, 1996 as supplemented (the "Indenture"), duly executed and delivered by the Company to U.S. Bank Trust National Association, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Debt Securities. As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Debt Securities, which series is limited in aggregate principal amount to $782,000,000, designated as the Medium-Term Notes, Series F (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the holder at different times or not at all, be extendible and be denominated in different currencies.

      The interest rate in effect from the date of issue to the first Interest Reset Date shall be the Initial Interest Rate specified above. Commencing with the first Interest Reset Date specified above following the Original Issue Date specified above, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semi-annually or annually as specified above under "Interest Rate Reset Period". Each such adjusted rate shall be applicable from and including the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or until maturity, as the case may be. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined with respect to the Interest Determination Date next preceding such Interest Reset Date in accordance with the provisions of the applicable heading below.

      DETERMINATION OF INTEREST RATE PER ANNUM FOR PRIME RATE NOTES. If the Interest Rate Basis specified above is Prime Rate, the interest rate per annum determined with respect to any Interest Reset Date means the rate set forth for the relevant Prime Rate Interest Determination Date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the Prime Rate with respect to such Interest Reset Date will be the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate with respect to such Interest Reset Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

      DETERMINATION OF INTEREST RATE PER ANNUM FOR LIBOR NOTES. If the Interest Rate Basis specified above is LIBOR, the interest rate per annum determined with respect to any Interest Reset Date will be determined by the Calculation Agent in accordance with the following provisions:

      (i) With respect to any Interest Determination Date relating to a Floating Rate Note for which the interest rate is determined with reference to LIBOR (a "LIBOR Interest Determination Date"), LIBOR will be either: (a) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity specified in such Pricing Supplement, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page on Reuters Monitor Money Rates Service as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, or
(b) if "LIBOR Telerate" is specified in the applicable Pricing Supplement or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable Pricing Supplement as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity specified in such Pricing Supplement, commencing on such Interest Reset Date, that appears on the Designated LIBOR Page on Telerate Data Service as of 11:00 a.m.,
London time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

      (ii) If LIBOR with respect to a LIBOR Interest Determination Date is to be determined pursuant to this clause (ii), the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated in the applicable Pricing Supplement, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., or such other time specified in the applicable Pricing Supplement, in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the

Index Currency to leading European banks, having the Index Maturity designated in the applicable Pricing Supplement and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; PROVIDED, HOWEVER, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

      "Index Currency" means the currency (including composite currencies) specified in the applicable Pricing Supplement as the currency for which LIBOR shall be calculated. If no such currency is specified in the applicable Pricing Supplement, the Index Currency shall be United States dollars.

      "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to United States dollars, Canadian dollars, Deutsche marks, Italian lira, Swiss francs, Dutch guilders and euros, the Principal Financial Center shall be The City of New York, Toronto, Frankfurt, Milan, Zurich, Amsterdam and Luxembourg, respectively.

      DETERMINATION OF INTEREST RATE PER ANNUM FOR TREASURY RATE NOTES. If the Interest Rate Basis specified above is Treasury Rate, the interest rate per annum determined with respect to any Interest Reset Date specified above means the rate for the auction on the relevant Treasury Interest Determination Date of direct obligations of the United States ("Treasury bills") having the specified Index Maturity as published in H.15(519) under the heading "United States Government Securities--Treasury Bills--auction average (investment)" or, if not so published by 9:00 a.m., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as appropriate, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of such auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held during such week, then the Treasury Rate shall be the rate set forth in H.15(519) for the relevant Treasury Rate Interest Determination Date for the specified Index Maturity under the heading "United States Government Securities--Treasury Bills--Secondary Market." In the event such rate is not so published by 3:00 p.m., New York City time, on the relevant Calculation Date, the Treasury Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as appropriate, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Treasury Rate with respect to such Interest Reset Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

      DETERMINATION OF INTEREST RATE PER ANNUM FOR COMMERCIAL PAPER RATE NOTES. If the Interest Rate Basis specified above is Commercial Paper Rate, the Interest Rate per annum determined with respect to any Interest Reset Date specified above means the Money Market Yield (calculated as described below) of the per annum rate (quoted on a bank discount basis) for the relevant Commercial Paper Interest Determination Date for commercial paper having the specified Index Maturity as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "Commercial Paper-Nonfinancial" In the event that such rate is not published prior to 9:00 a.m. New York City time, on the relevant Calculation Date, then the Commercial Paper Rate with respect to such Interest Reset Date shall be the Money Market Yield of such rate on such Commercial Paper Interest Determination Date for commercial paper having the specified Index Maturity as available through the World-Wide Web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h.15/update, or any successor publication published by the Federal Reserve Bank of New York ("H.15 Daily Update") under the heading "Commercial Paper-Nonfinancial." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or H.15 Daily Update, the Commercial Paper Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered per annum rates (quoted on a bank discount basis), as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Interest Reset Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

      "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                                                               360 x D
              Money Market Yield = 100   x                -------------------
                                                          360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the next Interest Reset Date, or Maturity, redemption or repayment date as appropriate.

      DETERMINATION OF INTEREST RATE PER ANNUM FOR CD RATE NOTES. If the Interest Rate Basis specified above is CD Rate, the Interest Rate per annum determined with respect to any Interest Reset Date specified above means the rate for the relevant CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the CD Rate with respect to such Interest Reset Date shall be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the specified Index Maturity as published in H.15 Daily Update under the heading "CDs (secondary market)." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, the CD Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the specified Index Maturity in a denomination of U.S. $5,000,000; PROVIDED, HOWEVER, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate with respect to such Interest Reset Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

      DETERMINATION OF INTEREST RATE PER ANNUM FOR FEDERAL FUNDS RATE NOTES. If the Interest Rate Basis specified above is Federal Funds Rate, the Interest Rate per annum determined with respect to any Interest Reset Date specified above means the rate on the relevant Federal Funds Interest Determination Date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 a.m., New York City time, on the relevant Calculation Date, then the Federal Funds Rate with respect to such Interest Reset Date will be the rate on such Federal Funds Interest Determination Date for Federal Funds as published in H.15 Daily Update under the heading "Federal Funds (effective)." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, the Federal Funds Rate with respect to such Interest Reset Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates, as of 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; PROVIDED, HOWEVER, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Interest Reset Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

      DETERMINATION OF INTEREST RATE PER ANNUM FOR CMT RATE NOTES. If the Interest Rate Basis specified above is the CMT Rate, the Interest Rate per annum determined with respect to any CMT Interest Reset Date specified above means the rate displayed on the Designated CMT Telerate Page

(as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on the related CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week or the month, as specified in the applicable Pricing Supplement, ended immediately preceding the week or month (as applicable) in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or is not displayed prior to 3:00 p.m., New York City time, on the relevant Calculation Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or, is not published by 3:00 p.m., New York City time, on such Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury notes quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

      "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

      "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be 2 years.

      Notwithstanding the foregoing, the interest rate per annum hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Interest Calculation Date.

      The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

      At the request of the holder hereof, the Calculation Agent will provide to the holder hereof the interest rate hereon then in effect and, if different, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date with respect to this Note.

      Interest payments hereon will include interest accrued to but excluding the applicable Interest Payment Date; PROVIDED, HOWEVER, that if the rate at which interest on this Note is payable shall be adjusted daily or weekly as specified above under "Interest Rate Reset Period" and as determined in accordance with the provisions hereof, interest payable on any Interest Payment Date, other than interest payable on any date on which principal hereof is payable, will include interest accrued to and including the Record Date next preceding such Interest Payment Date. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, as the case may be, up to but not including the date for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places, without rounding) for each such day shall be computed by dividing the interest rate per annum (expressed as a decimal calculated to seven decimal places, without rounding) applicable to such day by 360 if the Interest Rate Basis specified above is Prime Rate, LIBOR, Commercial Paper Rate, CD Rate, Federal Funds Rate, or by the actual number of days in the year if the Interest Rate Basis specified above is Treasury Rate or CMT Rate.

      If this Note is denominated in a currency or currency unit other than U.S. dollars, any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation (rounded to the nearest cent) in The City of New York received by the Exchange Rate Agent as of 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date, in an amount equal to the aggregate amount of the Specified Currency payable to all holders of Notes electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs associated with any payments in U.S. dollars will be borne by the holder of the Note by deductions from such payments.

      If the principal, premium (if any) or interest on this Note is payable in a currency or currency unit other than U.S. dollars and, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Specified Currency is not available at the time of any scheduled payment of principal, premium or interest to be made in the Specified Currency, then the Company shall be entitled to satisfy its obligations hereunder by making such payment in U.S. dollars. Any such payment shall be made on the basis of the noon buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the first Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.

      In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      If so provided above under the heading "Redeemable on or after (at option of Company)," this Note may be redeemed by the Company on and after the date so indicated. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified above, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified above, until the Redemption Percentage is equal to 100%. Any redemption of this Note shall be effected on not less than 30 nor more than 60 days' notice to the holder hereof.

      If so provided above, this Note will be repayable in whole or in part in increments of $1,000 or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to under the heading "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination) provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000 or, in the case of non-U.S. dollar denominated Notes, the minimum Authorized Denomination referred to above, on any Business Day on or after the "Initial Date on Which the Note is Repayable at the Option of the

Holder" (as stated above), at the option of the holder, at the repayment amount specified above, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth
(a) the name, address and telephone number of the holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The addresses to which such deliveries are to be made is U.S. Bank Trust National Association,
Attention: Corporate Trust Division, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (or, at such other places as the Company shall notify the holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

      The Notes are issuable in global or definitive form without coupons in denominations of $1,000 and integral multiples thereof or, if the Specified Currency is other than U.S. dollars, in the denominations indicated above. Global Notes (as specified above) may represent Notes in denominations of $1,000 and integral multiples thereof, and corresponding amounts in the Specified Currency. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in the Specified Currency for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

      If this Note is a Global Note, this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. A Global Note shall be exchangeable into Notes issuable only in denominations of $1,000 and integral multiples thereof. No Notes shall be issuable in denominations of less than $1,000. If this Note is exchangeable pursuant to the preceding sentences, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

      The Company, the Trustee and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the Debt Security Register of the Company as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

      No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto or any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

                            -------------------------

                            OPTION TO ELECT REPAYMENT

                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT


      The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

-------------------------------------------------------------------------------
        (please print or typewrite name and address of the undersigned).

      For this Note to be repaid the Company must receive at the applicable address of the Paying Agent set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Note duly completed will be received by the Company not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

      If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to above under the heading "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination)) which the holder elects to have repaid:
__________________________; and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid): __________________________.


Date:
      -------------------------------   ---------------------------------------
                                        Notice:  The signature to this Option
                                        to Elect Repayment must correspond with
                                        the name as written upon page 2 of the
                                        Note in every particular without
                                        alteration or enlargement or any other
                                        change whatsoever.

                           ---------------------------

                                  ABBREVIATIONS


              The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     --as tenants in common      UNIF GIFT MIN ACT-_____CUSTODIAN_______
TEN ENT     --as tenants by the entireties                (Cust)        (Minor)

JT TEN      --as joint tenants with right     Under Uniform Gifts to Minors Act
              of survivorship and not as
              tenants in common                ________________________________
                                                           (State)

              Additional abbreviations may also be used though not in the above list.

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee
 --------------------------------
/--------------------------------/---------------------------------------------

      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Note of GENERAL MILLS, INC. and does hereby irrevocably constitute and appoint ________________________________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:
      -----------------------------------    ----------------------------------
                                             ----------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

CUSIP NO.                                               PRINCIPAL AMOUNT:

REGISTERED NO.


                               GENERAL MILLS, INC.


                      MEDIUM-TERM FIXED RATE NOTE, SERIES F

                   Due Nine Months or more From Date of Issue


/ /   Check this box if the Note is a Global Note.

      Applicable if the Note is a Global Note:

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]

ORIGINAL ISSUE DATE:                        INTEREST RATE PER ANNUM:            MATURITY DATE:

ISSUE PRICE:              %                 REDEEMABLE ON OR AFTER:             SPECIFIED CURRENCY
                                            (AT OPTION OF THE                   (if other than
                                            COMPANY)                               U.S. dollars):
INITIAL DATE ON WHICH THE NOTE
IS REPAYABLE AT THE OPTION OF
THE HOLDER:


INITIAL REPAYMENT PERCENTAGE:               INITIAL REDEMPTION                  EXCHANGE RATE AGENT:
                                            PERCENTAGE:                         (Only applicable if
                                                                                Specified Currency is
                                                                                other than U.S. dollars)
ANNUAL REPAYMENT PERCENTAGE
REDUCTION:

ANNUAL REDEMPTION PERCENTAGE                                                    DEFAULT RATE:
REDUCTION:                                                                      (Only applicable if Note
                                                                                issued at original issue
                                                                                discount)

AUTHORIZED DENOMINATIONS:                                                       DEPOSITARY:
(Only applicable if Specified                                                   (Only applicable if Note
Currency is other than                                                          is a Global Note)
U.S. dollars)
                                                                                SINKING FUND:
INTEREST PAYMENT DATES:

ORIGINAL ISSUE DISCOUNT SECURITY:


TOTAL AMOUNT OF OID:                           YIELD TO MATURITY:               SHORT ACCRUAL PERIOD OID:

METHOD USED TO DETERMINE YIELD FOR                                              DEFAULT RATE:
SHORT ACCRUAL PERIOD:                          OID DEFAULT AMOUNT:
      APPROXIMATE         EXACT


                                                                                OTHER TERMS:


      GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to
_________________________________________________________________________, or
registered assigns, the principal sum of _______________________________________________________ on the maturity date shown above, or if such date is not a Business Day (as defined below), the next succeeding Business Day (the "Maturity Date"), in the currency specified above as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, in like currency, semi-annually on each Interest Payment Date set forth above from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or Maturity Date, as the case may be PROVIDED, HOWEVER, that the Company will make such payments in respect of non-U.S. dollar denominated Notes in the Specified Currency indicated above in amounts determined as set forth hereinbelow; PROVIDED, HOWEVER, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the election of the holder as provided herein and (ii) at the election of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as provided herein. Unless this Note is a Note which has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the Original Issue Date indicated above. If this Note has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the last Interest Payment Date to which interest was paid on such predecessor Note or, if no interest was paid on such predecessor Note, from the Original Issue Date indicated above. The first payment of interest on a Note originally issued and dated between a Record Date (as defined below) and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Record Date to the registered owner on such next succeeding Record Date.

      The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security is registered at the close of business on the fourteenth calendar day next preceding such Interest Payment Date (each such date a "Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Securities of this series not less than 10 days prior to such special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the

Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the holder hereof on the Maturity Date or a redemption or repayment date, if any) to be made in U.S. dollars will be paid by check mailed to the person entitled thereto at his or her last address as it appears on the registry books of the Company or by wire transfer to such account as may have been designated by such holder as set forth herein. Payment of the principal of, premium, if any, and interest, if any, on this Note due to the holder hereof at maturity or upon earlier redemption or repayment to be made in U.S. dollars will be paid, in immediately available funds, upon presentation of this Note at the Corporate Trust Office of U.S. Bank Trust National Association in the City of Chicago, Illinois or its agency in the Borough of Manhattan, The City of New York.

      Payments of interest to be made in a currency or currency unit other than U.S. dollars (other than interest on this Note due to the holder hereof on the Maturity Date or date of redemption or repayment, if any) will be paid by wire transfer of immediately available funds to a designated account maintained in _________________________________________________ or other jurisdiction
        (Country of Specified Currency)
acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Interest Payment Date by the registered holder of this Note on the relevant Record Date. Payment in a currency or currency unit, other than U.S. dollars, of the principal of and premium and interest, if any, on this Note due to the holder hereof at maturity or upon any earlier redemption or repayment will be made by wire transfer of immediately available funds to a designated account maintained in _______________________________, or other
                                 (Country of Specified Currency)
jurisdiction acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Stated Maturity by the registered holder of this Note at maturity, provided that this Note is presented for surrender to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

      Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office or agency in The City of New York or the City of Chicago, Illinois and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or applicable date of redemption or repayment, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such holder.

      The holder of any Note denominated in a Specified Currency other than U.S. dollars may elect to receive payments in U.S. dollars by transmitting a written request for such payment to the principal office of the paying agent under the Indenture ("Paying Agent") on or prior to the Record Date immediately preceding any Interest Payment Date or at least fifteen calendar days prior to the Maturity Date or date of redemption or repayment, if applicable. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. The holder of any such Note may elect to receive payment in U.S. dollars for all principal, premium and interest payments, if any, and need not file a separate election for each payment. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or applicable date of redemption or repayment.

      If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such designation, such payment will be made within 5 Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder or holders of this Note in respect of which payments are made.

      If the principal of (and premium, if any) or interest on this Note is payable in other than U.S. dollars and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.

      Any payment on this Note due on any day which is not a Business Day in The City of New York (or if this Note is denominated in other than U.S. dollars, which is not a Business Day in the country issuing the Specified Currency (or, if this Note is denominated in euros, "Business Day" shall not include any day that is a euro non-clearing day as determined by the Euro Banking Association in Paris or a day on which the trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is not open for business)) need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date.

      "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close and (b) in the event that this Note is denominated in a Specified Currency other than U.S. dollars, not a day on which banking institutions in _________________________________________________________________ (or, if
  (Principal Financial Center of Country of Specified Currency) this Note is denominated in euros, "Business Day" shall not include any day that is a euro non-clearing day as determined by the Euro Banking Association in Paris or a day on which the TARGET System, or any successor system, is not open for business) are authorized or obligated by law, regulation or executive order to close.

      Additional provisions of this Note are contained following the signature lines and Certificate of Authentication hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to hereinbelow.

      IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon. Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION                GENERAL MILLS, INC.
This is one of the series
designated therein referred
to in the within-mentioned
Indenture.                                             By:
                                                          ---------------------
                                                                  [name]
                                                                  [title]

U. S. BANK TRUST NATIONAL ASSOCIATION, f. k. a.
FIRST TRUST OF ILLINOIS, NATIONAL
   ASSOCIATION, as Trustee

                                                       Attest:
  By:                                                         -----------------
     --------------------------------------
             Authorized Officer                             Assistant Secretary

             OR

-------------------------------------------            [SEAL]
as Authenticating Agent for the Trustee


  By:
     --------------------------------------
             Authorized Officer

                               GENERAL MILLS, INC.


                      MEDIUM-TERM FIXED RATE NOTE, SERIES F

                   Due Nine Months or more From Date of Issue


      This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the "Debt Securities"), all issued or to be issued under and pursuant to an indenture dated as of February 1, 1996 (the "Indenture"), duly executed and delivered by the Company to U.S. Bank Trust National Association, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Debt Securities. As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Debt Securities, which series is limited in aggregate principal amount to $782,000,000 designated as the Medium-Term Notes, Series F (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the holder at different times or not at all, be issued at an original issue discount, be extendable and be denominated in different currencies.

      If this Note is denominated in a currency or currency unit other than U.S. dollars, any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation (rounded to the nearest cent) in The City of New York received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the first Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S.
dollars for settlement on such payment date, in an amount equal to the aggregate amount of the Specified Currency payable to all holders of Notes electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs associated with any payments in U.S. dollars will be borne by the holder of the Note by deductions from such payments.

      If the principal, premium (if any) or interest on this Note is payable in a currency or currency unit other than U.S. dollars and, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Specified Currency is not available at the time of any scheduled payment of principal or interest to be made in the Specified Currency, then the Company shall be entitled to satisfy its obligations hereunder by making such payment in U.S. dollars. Any such payment shall be made on the basis of the noon buying rate in The City of New York for wire transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the first Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.

      In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the

Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      If so provided above under the heading "Redeemable on or after (at option of the Company)," this Note may be redeemed by the Company on and after the date so indicated. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified above, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified above, until the Redemption Percentage is equal to 100%. Any redemption of this Note shall be effected on not less than 30 nor more than 60 days' notice to the holder hereof.

      If so provided above, this Note will be repayable in whole or in part in increments of $1,000 or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to under the heading "Authorized Denominations" provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000, or, in the case of non-U.S. dollar denominated Notes, the minimum Authorized Denomination referred to above, on any Business Day on or after the "Initial Date on Which the Note is Repayable at the Option of the Holder" (as stated above), at the option of the holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth
(a) the name, address and telephone number of the holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is U.S. Bank Trust National Association, Attention:
Corporate Trust Division, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (or, at such other places as the Company shall notify the holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

      If this Note is issued with an original issue discount, (i) if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under the heading "OID Default Amount" above, and (ii) in the case of a default of payment in principal upon acceleration, redemption, repayment at the option of the holder or at the stated maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption, repayment at the option of the holder or stated maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

      The Notes are issuable in global or definitive form without coupons in denominations of $1,000 and integral multiples thereof or, if the Specified Currency is other than U.S. dollars, in the denominations indicated above. Global Notes (as specified above) may represent Notes in denominations of $1,000 and integral multiples thereof, and corresponding amounts in the Specified Currency. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in the Specified Currency for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

      If this Note is a Global Note, this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. A Global Note shall be exchangeable into Notes issuable only in denominations of $1,000 and integral multiples thereof. No Notes shall be issuable in denominations of less than $1,000. If this Note is exchangeable pursuant to the preceding sentences, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

      The Company, the Trustee and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the registration books of the Company as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

      No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto or any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

                            -------------------------

                            OPTION TO ELECT REPAYMENT

                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT


      The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

-------------------------------------------------------------------------------
        (please print or typewrite name and address of the undersigned).

      For this Note to be repaid the Company must receive at the applicable address of the Paying Agent set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Note duly completed will be received by the Company not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

      If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to above under the heading "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination)) which the holder elects to have repaid: __________________________; and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):
__________________________.


Date:
      ----------------------------------   ------------------------------------
                                           Notice:  The signature to this
                                           Option to Elect Repayment must
                                           correspond with the name as
                                           written upon page 2 of the Note in
                                           every particular without alteration
                                           or enlargement or any other change
                                           whatsoever.

                           ---------------------------

                                  ABBREVIATIONS


              The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --as tenants in common            UNIF GIFT MIN ACT--___CUSTODIAN____
TEN ENT   --as tenants by the entireties                     (Cust)      (Minor)
JT TEN    --as joint tenants with right       Under Uniform Gifts to Minors Act
            of survivorship and not as
            tenants in common                ----------------------------------
                                                           (State)

              Additional abbreviations may also be used though not in the above list.

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee
 ----------------
/----------------/-------------------------------------------------------------
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

the within Note of GENERAL MILLS, INC. and does hereby irrevocably constitute and appoint _______________________________________ attorney to transfer said
Note on the books of the Company, with full power of substitution in the premises.


Dated:
      ----------------------             --------------------------------------
                                         --------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

CUSIP NO.                                              PRINCIPAL AMOUNT:

REGISTERED NO.

                               GENERAL MILLS, INC.

                       INDEXED MEDIUM-TERM NOTE, SERIES F

                   Due Nine Months or more from Date of Issue


/ /   Check this box if the Note is a Global Note.

      Applicable if the Note is a Global Note:

      [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

      This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]

ORIGINAL ISSUE DATE:                           REFERENCE INTEREST RATE:         BASE INTEREST RATE:

MATURITY DATE:                                 INTEREST PAYMENT DATES:

REDEEMABLE ON OR AFTER:                        INITIAL REDEMPTION PERCENTAGE:   ANNUAL REDEMPTION PERCENTAGE


(AT OPTION OF THE  COMPANY)                                                     REDUCTION:

INITIAL DATE ON WHICH THE NOTE IS REPAYABLE AT THE OPTION OF THE HOLDER:
                                               INITIAL REPAYMENT PERCENTAGE:    ANNUAL REPAYMENT PERCENTAGE
                                                                                REDUCTION:

FACE AMOUNT:                                   DENOMINATIONS:                    DETERMINATION AGENT:
                                         ----- and integral multiples of
                                         ----- in excess thereof                 DEPOSITARY (only applicable if Note
                                                                                             is a Global Note):

EXCHANGE RATE AGENT (if other than
Continental Bank, National Association):       SETTLEMENT CURRENCY:              INITIAL SPOT RATE:

                         INDEXED CURRENCY OR COMMODITY:
INITIAL INTEREST RATE:                                                           BASE CURRENCY:
                                                     CURRENCY (      )
                                               -----                   -----
                                                     METAL (      )       OIL
                                               -----                -----

DIVISOR:                                                                        INDEXED COMPONENT
                                               BASE RATE                         ___ PRINCIPAL ONLY ___ INTEREST ONLY

                                                                                  TYPE OF NOTE:
OPTION FACTOR:                                 MAXIMUM ADJUSTMENT:                __ OPTION TYPE
                                                                                  __FUTURES TYPE


                                                                                SINKING FUND:



OTHER TERMS:


      GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to
------------------------------------------------------------------------------,
or registered assigns, on the Maturity Date specified above, the face amount specified above if the Indexed Component specified above is Interest Only, or the sum of the Face Amount and amount (which may be a negative number) determined as described below (the "Principal Adjustment") if the Indexed Component is Principal Only, and to pay interest on the Face Amount, at the rate described below, from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or Maturity Date, as the case may be. Interest will be paid semi-annually on the Interest Payment Dates specified above in each year, and on the Maturity Date, commencing on the Interest Payment Date next succeeding the Original Issue Date (unless the Original Issue Date occurs between a Record Date (as defined below) and an Interest Payment Date, in which case the first payment of interest will be due and payable on the Interest Payment Date following the next succeeding Record Date to the registered owner on such next succeeding Record Date), until the principal hereof is paid or duly made available for payment. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security is registered at the close of business on the fifteenth calendar day next preceding such Interest Payment Date (each such date a "Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as maybe required by such exchange, all as more fully provided in said Indenture.

      The principal of this Note will be payable in the Settlement Currency shown above (which shall be U.S. dollars if the Indexed Currency or Commodity specified above is either a metal or oil) in an amount equal to the Face Amount hereof, plus, if the Indexed Component is Principal Only, a Principal Adjustment, which may be a negative number; PROVIDED, that the principal shall be no less than zero and no greater than the sum of (i) the Face Amount and (ii) the product of the Face

Amount and the Maximum Adjustment, if any, specified above. If no Maximum Adjustment is specified, there shall be no upward limitation on the amount of principal payable hereunder.

      The Principal Adjustment shall be an amount, rounded upwards to the nearest unit or subunit of the Settlement Currency, equal to the product of (a) the Face Amount, (b) the quotient of (i) the Spot Rate (as defined below) minus the Base Rate (each as specified above) divided by (ii) the Divisor specified above and (c) the Option Factor specified above; PROVIDED, that if this Note is specified above to be an "Option Type" Note, and either (x) the Initial Spot Rate specified above is greater than the Base Rate and the amount in clause (b) of this sentence is a negative number, or (y) the Base Rate is greater than the Initial Spot Rate, and the amount in clause (b) of this sentence is a positive number, then the Principal Adjustment shall be zero.

      If the Indexed Component is Principal Only, the interest rate on the Face Amount of this Note will be the Reference Interest Rate set forth above. If the Indexed Component is Interest Only, the interest rate on the Face Amount of this Note applicable to any period will be a rate equal to the Base Interest Rate specified above plus an amount determined as described below (the "Interest Rate Adjustment"), which may be a negative number, calculated with respect to the Interest Payment Date falling on or next following the first day of such period or, in the case of the first interest payment period, the Original Issue Date; PROVIDED, that if an Initial Interest Rate is specified above, the interest rate applicable to the period from the Original Issue Date to the first Interest Payment Date will be such Initial Interest Rate; PROVIDED, FURTHER, that the interest rate on the Face Amount of this Note will at no time be less than 0% or greater than the product of the Reference Interest Rate and the Maximum Adjustment, if any, specified above. Subject to applicable law, if no Maximum Adjustment is specified, there shall be no limitation on the interest rate on the Face Amount of this Note.

      The Interest Rate Adjustment shall be a rate, rounded upwards to the nearest thousandth of a percentage point, equal to the product of (a) the Reference Interest Rate, (b) the quotient of (i) the Spot Rate minus the Base Rate divided by (ii) the Divisor, and (c) the Option Factor; PROVIDED, that if this Note is specified above to be an "Option Type" Note and either (x) the Initial Spot Rate is greater than the Base Rate and the amount in clause (b) of this sentence is a negative number, or (y) the Base Rate is greater than the Initial Spot Rate and the amount in clause (b) of this sentence is a positive number, then the Interest Rate Adjustment shall be zero.

      The "Spot Rate" is, with respect to the Original Issue Date, the Initial Spot Rate specified above, and, with respect to any other date, the price for the Indexed Currency or Commodity, determined in connection with the date (the "Reference Date") which is, in the case of the determination of the Principal Adjustment, the Maturity Date or, in the case of the determination of the Interest Rate Adjustment for any interest payment period, the Interest Payment Date next preceding such interest payment period, by the Determination Agent specified above, to be the open market spot price in U.S. dollars for an amount of the Indexed Currency or Commodity equivalent in value (as of the Original Issue Date) to the Face Amount of this Note, such spot price to be determined (unless otherwise agreed to by the holder of this Note, the Company and the Determination Agent) by reference to (a) in the case of currency, the offered price for such currency at 11:00 A.M., New York time, on the Determination Date (as defined below); (b) in the case of metals other than copper, the afternoon fixing for the specified metal on the London Bullion Market on the Determination Date; and (c) in the case of copper or oil, the average of settlement prices on the Commodity Exchange, Inc. or New York Mercantile Exchange, respectively, for the most current delivery month then trading for, in the case of copper, the copper contract or, in the case of oil, the "Light Sweet" Crude Oil Futures Contract, Cushing, Oklahoma Delivery", in each case for the five Trading Days (as defined below) preceding the relevant Determination Date. The "Determination Date" will be the date which is (x) two Business Days prior to the Reference Date, if the Indexed Currency or Commodity is a currency and the Indexed Component is Principal Only, (y) two Trading Days prior to the Reference Date, if the Indexed Currency or Commodity is either a metal or oil, and the Indexed Component is Principal Only, and (z) the Trading Day next preceding the day which is two Business Days prior to the Reference Date, if the Indexed Component is Interest Only. As used herein, a "Business Day" is (a) each Monday, Tuesday, Wednesday, Thursday or Friday, which is not a day on which banking institutions in The City of New York, generally are authorized or obligated by law, regulation or executive order to close and (b) if this Note is denominated in a Settlement Currency other than U.S. dollars, not a day on which banking institutions in
______________________________________________________________
(Principal Financial Center of Country of Settlement Currency)
(or, if this Note is denominated in euros, "Business Day" shall not include any day that is a euro non-clearing day as determined by the Euro Banking Association in Paris or a day on which the trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is not open for business) are authorized or obligated by law, regulation or executive order to close; a "Trading Day" is any Business Day on which trades are made and prices are quoted for the Indexed Currency or Commodity.

      For purposes of determining the Principal Adjustment or Interest Adjustment hereunder, any Base Rate, Spot Rate, Initial Spot Rate or Divisor shall be stated in terms of units of the Base Currency specified above (or, if no Base Currency is specified, U.S. dollars) per unit of the Indexed Currency or Commodity.

      Interest payments for this Note will include interest accrued to but excluding the Interest Payment Dates. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Payment of interest on this Note due on any Interest Payment Date (other than interest on this Note due to the holder hereof on the Maturity Date or a redemption or repayment date, if any) to be made in U.S. dollars will be paid by check mailed to the person entitled thereto at his or her last address as it appears on the registry books of the Company or by wire transfer to such account as may have been designated by such holder as set forth herein. Payment of the principal, as adjusted by any Principal Adjustment described above, premium, if any, and interest, if any, on this Note due to the holder hereof at maturity or upon earlier redemption or repayment to be made in U.S. dollars will be paid, in immediately available funds, upon presentation of this Note at the Corporate Trust Office of U.S. Bank Trust National Association in the City of Chicago, Illinois or its agency in the Borough of Manhattan, The City of New York.

      Payments of interest to be made in a currency or currency unit other than U.S. dollars (other than interest on this Note due to the holder hereof on the Maturity Date or date of redemption or repayment, if any) will be paid by wire transfer of immediately available funds to a designated account maintained in or other jurisdiction _________________________________________
                      (Country of Settlement Currency)
acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Interest Payment Date by the registered holder of this Note on the relevant Record Date. Payment in a currency or currency unit, other than U.S. dollars, of the principal, as adjusted, of, and premium, if any, and interest, if any, on this Note due to the holder hereof at the Maturity Date or upon any earlier redemption or repayment will be made by wire transfer of immediately available funds to a designated account maintained in ___________________________________, or other
(Country of Settlement Currency)
jurisdiction acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Stated Maturity by the registered holder of this Note at maturity, provided that this Note is presented for surrender to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

      Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in The City of New York or the City of Chicago, Illinois and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or fifteenth calendar day preceding the applicable date of redemption or repayment, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such holder.

      If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 5 Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder or holders of this Note in respect of which payments are made.

      If the principal of (and premium, if any) or interest on this Note is payable in other than U.S. dollars and such Settlement Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.

      Any payment on this Note due on any day which is not a Business Day in The City of New York (or if this Note is denominated in other than U.S. dollars, which is not a Business Day in the country issuing the Settlement Currency (or, if this Note is denominated in euros, "Business Day" shall not include any day that is a euro non-clearing day as determined by the Euro Banking Association in Paris or a day on which the (TARGET) System, or any successor system, is not open for business)) need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date.

      Additional provisions of this Note are contained hereinbelow and such provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to hereinbelow.

      IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this instrument to be signed by its duly authorized officer and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:                                          GENERAL MILLS, INC.
      -------------------
TRUSTEE'S CERTIFICATE OF
    AUTHENTICATION                              By:
                                                    ---------------------------
This is one of the series                                      [name]
designated therein referred                                    [title]
to in the within-mentioned
Indenture.

                                                Attest:
                                                       ------------------------
                                                          Assistant Secretary

 [SEAL]


U.S. BANK TRUST NATIONAL ASSICIATION, f.k.a.
FIRST TRUST OF ILLINOIS, NATIONAL
   ASSOCIATION, as Trustee

By:
   ----------------------------
      Authorized Officer

        or

------------------------------,
   as Authenticating Agent
     for the Trustee

By:
   ----------------------------
      Authorized Officer

                               GENERAL MILLS, INC.

                       INDEXED MEDIUM-TERM NOTE, SERIES F

                   Due Nine Months or more from Date of Issue

      This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the "Debt Securities"), all issued or to be issued under and pursuant to an indenture dated as of February 1, 1996, as supplemented (the "Indenture"), duly executed and delivered by the Company to U.S. Bank Trust National Association, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Debt Securities. As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Debt Securities, which series is limited in aggregate principal amount to $782,000,000 designated as the Medium-Term Notes, Series F (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the holder at different times or not at all, be issued at an original issue discount, be extendible and be denominated in different currencies.

      Payment of the principal of, and premium, if any, and interest on this Note shall be made in the Settlement Currency shown above; PROVIDED, HOWEVER, that if the Settlement Currency shown above is a currency or currency unit other than U.S. dollars, payment of the principal of, and premium, if any, and interest on this Note shall be made in U.S. dollars (i) if the paying agent under the Indenture (the "Paying Agent") has received at its principal office, on or prior to the relevant Record Date or the date 15 days prior to the Maturity Date, as the case may be, from the registered holder of this Note a written election for such payment in U.S. dollars, (ii) at the election of the Company in the case of the imposition of exchange controls or other circumstances beyond the control of the Company as described in the second following paragraph and (iii) mandatorily if the Indexed Currency or Commodity specified above is a metal or oil. An election under the preceding sentence may be made in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. Any such election made with respect to this Note by a registered holder shall remain in effect with respect to any further payments of interest and premium, if any, on and principal of this Note payable to such holder, unless such election is revoked on or prior to the relevant Record Date or the date 15 days prior to the Maturity Date or applicable date of redemption or repayment, as the case may be.

      Subject to the following sentence, if the Settlement Currency is other than the Base Currency, the amount of Settlement Currency to be received by the holder of this Note on any payment date shall be equal to the quotient of (i) the amount of Base Currency then due and payable on this Note divided by (ii) the spot exchange rate for the Settlement Currency versus the Base Currency based on the highest bid quotation in The City of New York received by the Exchange Rate Agent (as defined below) on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Base Currency for the Settlement Currency for settlement on such payment date in the aggregate amount of Base Currency payable to all holders of Notes other than those holders electing to receive U.S. dollar payments, and at which such dealer commits to execute a contract, at 11:00 A.M., New York City time, on such day. If the holder of this Note transmits a written election for payment of the principal of, and premium, if any, and interest on this Note in accordance with the second sentence of the next preceding paragraph, the U.S. dollar amount to be received by the holder of this Note shall be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent (as defined below) as of 11:00 A.M., New

York City time, on the second Business Day next preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Settlement Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Settlement Currency payable to all holders of Notes electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the second Business Day preceding the date of payment of principal of, and premium, if any, or interest on this Note, such payment will be made in the Settlement Currency. All currency exchange costs associated with any payment in U.S. dollars on this Note shall be borne by the holder hereof by deductions from such payment.

      Notwithstanding the above, if the Settlement Currency shown above is a currency or currency unit other than U.S. dollars, and such Settlement Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company shall be entitled to satisfy its obligations to the holder of this Note by making such payment in U.S. dollars. Any such payment shall be made on the basis of the noon buying rate in The City of New York for cable transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the first Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not constitute default under the Indenture.

      In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the

Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      If so provided above under the heading "Redeemable on or after (at option of the Company)," this Note may be redeemed by the Company on and after the date so indicated. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified above, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified above, until the Redemption Percentage is equal to 100%. Any redemption of this Note shall be effected on not less than 30 nor more than 60 days' notice to the holder hereof.

      If so provided above, this Note will be repayable in whole or in part in increments of $1,000 or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to above under the heading "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination) provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000 or, in the case of non-U.S. dollar denominated Notes, the minimum Authorized Denomination referred to above, on any

Business Day on or after the "Initial Date on Which the Note is Repayable at the Option of the Holder" (as stated above), at the option of the holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is: U.S. Bank Trust National Association, Attention: Corporate Trust Division, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, or, at such other places as the Company shall notify the holders of the Notes. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

      The Notes are issuable in global or definitive form without coupons in denominations of $1,000 and integral multiples thereof or, if the Specified Currency is other than U.S. dollars, in the denominations indicated on the face hereof. Global Notes (as specified above) may represent Notes in denominations of $1,000 and integral multiples thereof, and corresponding amounts in the

Specified Currency. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in the Specified Currency for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

      If this Note is a Global Note, this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. A Global Note shall be exchangeable into Notes issuable only in denominations of $1,000 and integral multiples thereof. No Notes shall be issuable in denominations of less than $1,000. If this Note is exchangeable pursuant to the preceding sentences, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount.

      No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

      The Company, the Trustee and any Paying Agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the registration books of the Company as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

      No recourse under or upon any obligations, covenant or agreement contained in the Indenture or in any indenture supplemental thereto or any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statue or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

                            OPTION TO ELECT REPAYMENT

                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT

           The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

-------------------------------------------------------------------------------
           (Please print or type name and address of the undersigned)

           For this Note to be repaid the Company must receive at the applicable address of the Paying Agent set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day, or, if such day is not a Business day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address, and telephone number of the holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid; (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Note duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission, or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

           If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to above under the heading "Authorized Denominations" (or, if no such reference is made, an amount equal to the minimum Authorized Denomination) which the holder elects to have repaid: _______________; and specify the denomination or denominations (which shall be $1,000 or an integral multiple of thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):___________________.



           Date:
                                           ------------------------------------
                                           Notice: The signature to this Option
                                           to Elect Repayment must correspond
                                           with the name as written upon page 3
                                           of the Note in every particular
                                           without alteration or enlargement or
                                           any other change whatsoever.

                           ---------------------------

                                  ABBREVIATIONS


              The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --as tenants in common             UNIF GIFT MIN ACT--___CUSTODIAN___
TEN ENT   --as tenants by the entireties                      (Cust)     (Minor)
JT TEN    --as joint tenants with right       Under Uniform Gifts to Minors Act
            of survivorship and not as
            tenants in common                 ---------------------------------
                                                           (State)

              Additional abbreviations may also be used though not in the above list.

              FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee
----------------
/------------------/-----------------------------------------------------------
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

the within Note of GENERAL MILLS, INC. and does hereby irrevocably constitute and appoint _______________________________
________________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:
      ------------------------------           --------------------------------

                                               --------------------------------
                                               NOTICE: The signature to this
                                               assignment must correspond with
                                               the name as written upon the face
                                               of the within instrument in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatever.

CUSIP NO.                                               PRINCIPAL AMOUNT:

REGISTERED NO.


                               GENERAL MILLS, INC.


                MEDIUM-TERM FIXED RATE AMORTIZING NOTE, SERIES F

                   Due Nine Months or more From Date of Issue


/ /   Check this box if the Note is a Global Note.

      Applicable if the Note is a Global Note:

      [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

      This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]

ORIGINAL ISSUE DATE:                    INTEREST RATE PER ANNUM:                MATURITY DATE:

ISSUE PRICE:                    %       REDEEMABLE ON OR AFTER:                 SPECIFIED CURRENCY
                                        (AT OPTION OF THE                       (if other than
                                        COMPANY)                                U.S. dollars):

INITIAL DATE ON WHICH THE NOTE
IS REPAYABLE AT THE OPTION OF
THE HOLDER:


INITIAL REPAYMENT PERCENTAGE:           INITIAL REDEMPTION                      EXCHANGE RATE AGENT:
                                        PERCENTAGE:                             (Only applicable if
                                                                                Specified Currency is
                                                                                other than U.S. dollars)

ANNUAL REPAYMENT PERCENTAGE
REDUCTION:


ANNUAL REDEMPTION PERCENTAGE                                                    DEFAULT RATE:
REDUCTION:                                                                      (Only applicable if Note
                                                                                issued at original issue
                                                                                discount)

AUTHORIZED DENOMINATIONS:                                                       DEPOSITARY:
(Only applicable if Specified                                                   (Only applicable if Note
Currency is other than                                                          is a Global Note)
U.S. dollars)
                                                                                SINKING FUND:


INTEREST PAYMENT DATES:



ORIGINAL ISSUE DISCOUNT SECURITY:



TOTAL AMOUNT OF OID:                           YIELD TO MATURITY:               SHORT ACCRUAL PERIOD OID:

METHOD USED TO DETERMINE YIELD FOR                                              DEFAULT RATE:
SHORT ACCRUAL PERIOD:                          OID DEFAULT AMOUNT:
      APPROXIMATE         EXACT
------           ---------


AMORTIZING PAYMENT DATES:                                                       AMOUNT PAYABLE:



OTHER TERMS:


      GENERAL MILLS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received, hereby promises to pay to
___________________________________________________________________________, or
the person in whose name this Note is registered at the close of business on the fourteenth calendar day next preceding the Amortizing Payment Date specified above, the applicable installment on the principal sum of _______________________________________________________ on each Amortizing
Payment Date, or if such date is not a Business Day (as defined below), the next succeeding Business Day, in the currency specified above as at the time of payment shall be legal tender for the payment of public and private debts; and to pay interest on the unpaid principal amount hereof at the rate per annum (computed on the basis of a 360-day year of twelve 30-day months) shown above, in like currency, semi-annually on each Interest Payment Date set forth above from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment) to but excluding the applicable Interest Payment Date or Maturity Date, as the case may be; PROVIDED, HOWEVER, that the Company will make such payments in respect of non-U.S. dollar denominated Notes in the Specified Currency indicated above in amounts determined as set forth hereinbelow; PROVIDED, HOWEVER, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the election of the holder as provided herein and (ii) at the election of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as provided herein. Unless this Note is a Note which has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the Original Issue Date indicated above. If this Note has been issued upon transfer of, in exchange for, or in replacement of a predecessor Note, interest on this Note shall accrue from the last Interest Payment Date to which interest was paid on such predecessor Note or, if no interest was paid on such predecessor Note, from the Original Issue Date indicated above. The first payment of interest on a Note originally issued and dated between a Record Date (as defined below) and an Interest Payment Date will be due and payable on the Interest Payment Date following the next succeeding Record Date to the registered owner on such next succeeding Record Date.

      The interest, principal (and premium, if any) payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security is registered at the close of business on the fourteenth calendar day next preceding such Interest Payment Date (each such date a "Record Date"). Any such interest, principal and premium not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of interest and principal on this Note due on any Interest Payment Date or Amortizing Payment Date, as the case may be, (other than interest or principal (and premium, if any) on this Note due to the holder hereof on the Maturity Date or a redemption or repayment date, if any) to be made in U.S. dollars will be paid by check mailed to the person entitled thereto at his or her last address as it appears on the registry books of the Company or by wire transfer to such account as may have been designated by such holder as set forth herein. Payment of the principal of, premium, if any, and interest, if any, on this Note due to the holder hereof on the Maturity Date or upon earlier redemption or repayment to be made in U.S. dollars will be paid, in immediately available funds, upon presentation of this Note at the Corporate Trust Office of U.S. Bank Trust National Association in the City of Chicago, Illinois or its agency in the Borough of Manhattan, The City of New York.

      Payments of interest and principal to be made in a currency or currency unit other than U.S. dollars (other than interest or principal (and premium, if any) on this Note due to the holder hereof on the Maturity Date or a redemption or repayment date, if any) will be paid by wire transfer of immediately available funds to a designated account maintained in
________________________________
 (Country of Specified Currency)
or a jurisdiction acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the Interest Payment Date or Amortizing Payment Date, as the case may be, by the registered holder of this Note on the relevant Record Date. Payment of interest and principal (and premium, if any) to be made in a currency or currency unit, other than U.S. dollars, on the

Maturity Date or upon any earlier redemption or repayment will be made by wire transfer of immediately available funds to a designated account maintained in _______________________________________,
                   (Country of Specified Currency)
or other jurisdiction acceptable to the Company and the Trustee as shall have been designated at least 5 Business Days prior to the payment date by the registered holder of this Note, provided that this Note is presented for surrender to the Paying Agent in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures.

      Any such designation for wire transfer purposes shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office or agency in The City of New York or the City of Chicago, Illinois and, unless revoked by written notice to the Paying Agent received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date or date of redemption or repayment, as the case may be, shall remain in effect with respect to any further payments with respect to this Note payable to such holder.

      The holder of any Note denominated in a Specified Currency other than U.S. dollars may elect to receive payments in U.S. dollars by transmitting a written request for such payment to the principal office of the paying agent under the Indenture ("Paying Agent") on or prior to the Record Date immediately preceding any Interest Payment Date or at least fifteen calendar days prior to the Maturity Date or date of redemption or repayment, if applicable. Such request may be in writing (mailed or hand delivered) or by cable or telex or, if promptly confirmed in writing, by other form of facsimile transmission. The holder of any such Note may elect to receive payment in U.S. dollars for all principal, premium and interest payments, if any, and need not file a separate election for each payment. Any such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of any such revocation must be received by the Paying Agent on or prior to the Record Date immediately preceding the applicable Interest Payment Date or the fifteenth calendar day preceding the Maturity Date, or applicable date of redemption or repayment.

      If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such designation, such payment will be made within 5 Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the holder or holders of this Note in respect of which payments are made.

      If the principal of (and premium, if any) or interest on this Note is payable in other than U.S. dollars and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the holder of this Note by making payment in U.S. dollars on the basis of the most recently available exchange rate as specified by the Exchange Rate Agent as provided herein.

     Any payment on this Note due on any day which is not a Business Day in The City of New York (or if this Note is denominated in other than U.S. dollars, which is not a Business Day in the country issuing the Specified Currency (or, if this Note is denominated in euros, "Business Day" shall not include any day that is a euro non-clearing day as determined by the Euro Banking Association in Paris or a day on which the trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is not open for business)) need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date.

      "Business Day" shall mean, as used herein with respect to any particular location, each Monday, Tuesday, Wednesday, Thursday or Friday which is (a) not a day on which banking institutions in The City of New York generally are authorized or obligated by law, regulation or executive order to close and (b) in the event that this Note is denominated in a Specified Currency other than U.S. dollars, not a day on which banking institutions in _____________________________________________________________,
(Principal Financial Center of Country of Specified Currency)
(or, if this Note is denominated in
euros, "Business Day" shall not include any day that is a euro non-clearing day as determined by the Euro Banking Association in Paris or a day on which the (TARGET) System, or any successor system, is not open for business) are authorized or obligated by law, regulation or executive order to close.

      Additional provisions of this Note are contained following the signature lines and Certificate of Authentication hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Trustee or its duly authorized agent under the Indenture referred to hereinbelow.

      IN WITNESS WHEREOF, GENERAL MILLS, INC. has caused this instrument to be signed by its duly authorized officer, and has caused a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION                GENERAL MILLS, INC.
This is one of the series
designated therein referred to in
the within-mentioned Indenture.                        By:
                                                          ---------------------
                                                                 [name]
                                                                 [title]
U.S. BANK TRUST NATIONAL ASSOCIATION, f.k.a.
FIRST TRUST OF ILLINOIS, NATIONAL
   ASSOCIATION, as Trustee

                                                       Attest:
  By:
     ------------------------------------
             Authorized Officer                                  Secretary
                                                       ---------
             OR

                                                        [SEAL]
---------------------------------------
as Authenticating Agent for the Trustee


  By:
     ----------------------------------
             Authorized Officer

                               GENERAL MILLS, INC.


                MEDIUM-TERM FIXED RATE AMORTIZING NOTE, SERIES F

                   Due Nine Months or more From Date of Issue

      This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the "Debt Securities"), all issued or to be issued under and pursuant to an indenture dated as of February 1, 1996, as supplemented (the "Indenture"), duly executed and delivered by the Company to U.S. Bank Trust National Association, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, duties and immunities thereunder of the Trustee and the rights thereunder of the holders of the Debt Securities. As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Debt Securities, which series is limited in aggregate principal amount to $782,000,000 designated as the Medium-Term Notes, Series F (the "Notes") of the Company. The Notes may mature at different times, bear interest, if any, at different rates, be redeemable at different times or not at all, be repayable at the option of the holder at different times or not at all, be issued at an original issue discount, be extendable and be denominated in different currencies.

      If this Note is denominated in a currency or currency unit other than U.S. dollars, any U.S. dollar amount to be received by a holder of this Note will be based on the highest bid quotation (rounded to the nearest cent) in The City of New York received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date, in an amount equal to the aggregate amount of the Specified Currency payable to all holders of Notes electing to receive U.S. dollar payments on such payment date and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available, payments will be made in the Specified Currency. All currency exchange costs associated with any payments in U.S. dollars will be borne by the holder of the Note by deductions from such payments.

      If the principal, premium (if any) or interest on this Note is payable in a currency or currency unit other than U.S. dollars and, due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Specified Currency is not available at the time of any scheduled payment of principal or interest to be made in the Specified Currency, then the Company shall be entitled to satisfy its obligations hereunder by making such payment in U.S. dollars. Any such payment shall be made on the basis of the noon buying rate in The City of New York for wire transfers of the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the first Business Day prior to such payment, or if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. Any payment under such circumstances in U.S. dollars where required payment is in a Specified Currency will not constitute a default under the Indenture.

      In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the unpaid principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the

Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      If so provided above under the heading "Redeemable on or after (at option of the Company)," this Note may be redeemed by the Company on and after the date so indicated. On and after the date, if any, from which this Note may be redeemed, this Note may be redeemed in whole or in part, at the option of the Company at a redemption price equal to the product of the principal amount of this Note to be redeemed multiplied by the Redemption Percentage. The Redemption Percentage shall initially equal the Initial Redemption Percentage specified above, and shall decline at each anniversary of the initial date that this Note is redeemable by the amount of the Annual Redemption Percentage Reduction specified above, until the Redemption Percentage is equal to 100%. Any redemption of this Note shall be effected on not less than 30 nor more than 60 days' notice to the holder hereof.

      If so provided above, this Note will be repayable in whole or in part in increments of $1,000 original face amount or, in the case of non-U.S. dollar denominated Notes, of an amount equal to the integral multiples referred to under the heading "Authorized Denominations" provided that the remaining principal amount of any Note surrendered for partial repayment shall be at least $100,000 or, in the case of non-U.S. dollar denominated Notes, the minimum Authorized Denomination referred to above, on any Business Day on or after the "Initial Date on Which the Note is Repayable at the Option of the Holder" (as stated above), at the option of the holder, at 100% of the principal amount to be repaid, plus accrued interest, if any, to the repayment date. In order for the exercise of the option to be effective and the Notes to be repaid, the Company must receive at the applicable address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, either (i) this Note, with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth
(a) the name, address and telephone number of the holder of this Note, (b) the principal amount of this Note and the amount of this Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Company will receive this Note, with the form below entitled "Option to Elect Repayment" duly completed, not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and this Note and form duly completed are received by the Company by such fifth Business Day). Any such election shall be irrevocable. The address to which such deliveries are to be made is U.S. Bank Trust National Association, Attention:
Corporate Trust Division, 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601 (or, at such other places as the Company shall notify the holders of the Notes). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for repayment will be determined by the Company, whose determination will be final and binding.

      If this Note is issued with an original issue discount, (i) if an Event of Default with respect to the Notes shall have occurred and be continuing, the amount of principal of this Note which may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture, shall be determined in the manner set forth under the heading "OID Default Amount" above, and (ii) in the case of a default of payment in principal upon acceleration, redemption, repayment at the option of the holder or at the stated maturity hereof, in lieu of any interest otherwise payable, the overdue principal of this Note shall bear interest at a rate of interest per annum equal to the Default Rate stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such acceleration, redemption, repayment at the option of the holder or stated maturity, as the case may be, to the date payment has been made or duly provided for or such default has been waived in accordance with the terms of the Indenture.

      The Notes are issuable in global or definitive form without coupons in denominations of $1,000 and integral multiples thereof or, if the Specified Currency is other than U.S. dollars, in the denominations indicated above. Global Notes (as specified above) may represent Notes in denominations of $1,000 and integral multiples thereof, and corresponding amounts in the Specified Currency. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the City of Chicago, Illinois or in the Borough of Manhattan, The City of New York, a new Note or Notes in authorized denominations in the Specified Currency for an equal aggregate principal amount and like interest rate and maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture and to the limitations described below if applicable, without charge except for any tax or other governmental charge imposed in connection therewith.

      If this Note is a Global Note, this Note is exchangeable only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) an Event of Default with respect to the Notes represented hereby has occurred and is continuing. A Global Note shall be exchangeable into Notes issuable only in denominations of $1,000 and integral multiples thereof. No Notes shall be issuable in denominations of less than $1,000. If this Note is exchangeable pursuant to the preceding sentences, it shall be exchangeable for definitive Notes in registered form, bearing interest (if any) at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Specified Currency, Stated Maturity and other terms and of differing denominations aggregating a like amount.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the places, at the respective times, at the rate and in the currency herein prescribed.

      The Company, the Trustee and any paying agent may deem and treat the registered holder hereof as the absolute owner of this Note at such holder's address as it appears on the registration books of the Company as kept by the Trustee or duly authorized agent of the Company (whether or not this Note shall be overdue), for the purpose of receiving payment of or on account hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

      No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto or any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every such incorporator, stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

      Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

                            -------------------------

                            OPTION TO ELECT REPAYMENT

                 TO BE COMPLETED ONLY IF THIS NOTE IS REPAYABLE
                   AT THE OPTION OF THE HOLDER AND THE HOLDER
                          ELECTS TO EXERCISE SUCH RIGHT


      The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

-------------------------------------------------------------------------------
        (please print or typewrite name and address of the undersigned).

      For this Note to be repaid the Company must receive at the applicable address of the Paying Agent set forth above or at such other place or places of which the Company shall from time to time notify the holder of the within Note, on or before the fifteenth, but not earlier than the twenty-fifth, calendar day, or, if such day is not a Business Day, the next succeeding Business Day, prior to the repayment date, (i) this Note, with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile transmission, or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the holder of the Note, (b) the principal amount of the Note and the amount of the Note to be repaid, (c) a statement that the option to elect repayment is being exercised thereby, and (d) a guarantee stating that the Note to be repaid with the form entitled "Option to Elect Repayment" on the addendum to the Note duly completed will be received by the Company not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter (and such Note and form duly completed are received by the Company by such fifth Business Day).

      If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000 or, if the Note is denominated in a currency other than U.S. dollars, of an amount equal to the integral multiples referred to above under the heading "Authorized Denominations" (or, if no such reference is made, an amount equal to the

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

minimum Authorized Denomination)) which the holder elects to have repaid:
__________________________; and specify the denomination or denominations (which shall be $1,000 or integral multiples thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid): __________________________.


Date:
     -----------------------------          -----------------------------------
                                            Notice: The signature to this Option
                                            to Elect Repayment must correspond
                                            with the name as written upon page 3
                                            of the Note in every particular
                                            without alteration or enlargement or
                                            any other change whatsoever.








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

                           --------------------------

                                  ABBREVIATIONS


                      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM  --as tenants in common          UNIF GIFT MIN ACT--____CUSTODIAN______
TEN ENT  --as tenants by the entireties                    (Cust)       (Minor)
JT TEN   --as joint tenants with right        Under Uniform Gifts to Minors Act
           of survivorship and not as
           tenants in common                -----------------------------------
                                                          (State)

                   Additional abbreviations may also be used though not in the above list.

                   FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or
Other Identifying Number of Assignee

/---------------/--------------------------------------------------------------
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

the within Note of GENERAL MILLS, INC. and does hereby irrevocably constitute and appoint _______________ ________________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:
      --------------------                         ----------------------------

                                                   ----------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.









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